SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

MARSICO INVESTMENT FUND
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

YOUR IMMEDIATE ATTENTION IS REQUESTED

The Marsico Funds Special Shareholder Meeting is scheduled for October 12, 2007. As of the date of this reminder mailing, we have not yet received your vote.

YOUR VOTE is very important to the outcome of this meeting! Please take a few moments to send us your instructions today.

You may use any of the following easy ways to electronically cast your vote:

1.	By Internet. Follow the instructions on the enclosed ballot to record your vote via the internet at www.proxyweb.com or click on the link at www.marsicofunds.com.

or

2.	By Touch-tone Phone. Follow the instructions on the enclosed ballot to phone in your vote using our toll-free automated system.

or

3.	By Speaking with a Proxy Voting Specialist. Representatives are available 9:30 a.m. to 9:00 p.m. (Eastern Time), Monday through Friday, to assist in voting your shares or answering any questions.
Call toll-free 877-333-2261.

YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARES TODAY!

The Marsico Funds Special Shareholder Meeting is scheduled for October 12, 2007.  As of the date of this email, we have not yet received your vote.

YOUR VOTE is very important to the outcome of this meeting!  Please take a few moments to send us your instructions today.

You may use any of the following easy ways to electronically cast your vote:

1.      By Internet.  Follow the instructions on the ballot you received in the mail to record your vote via the internet at www.proxyweb.com or click on the link at www.marsicofunds.com .

2.      By Touch-tone Phone.  Follow the instructions on the ballot you received in the mail to phone in your vote using our toll-free automated system.

3.      By Speaking with a Proxy Voting Specialist.  Representatives are available 9:30 a.m. to 9:00 p.m. (Eastern Time), Monday through Friday, to assist in voting your shares or answering any questions.  Call toll-free 877-333-2261.

YOUR VOTE IS IMPORTANT!  PLEASE VOTE YOUR SHARES TODAY!